EXHIBIT 99


                                          Merrill Lynch
                                          Pierce, Fenner & Smith
                                          Incorporated


                                          World Financial Center
                                          North Tower
                                          New York, New York 10281-1323
                                          212 449 1000

MERRILL LYNCH


March 3, 1999


General Motors Acceptance Corporation
767 5th Avenue, 24th Fl.
New York, NY 10153-0013


Attention:  Mr. Rick Buxton

Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that Merrill Lynch, Pierce, Fenner & Smith Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.



                                    By:  s/  Richard N. Doyle
                                    --------------------------
                                    Name:   Richard N. Doyle
                                          Authorized Signatory

                              MERRILL LYNCH, PIERCE, FENNER & SMITH
                                          INCORPORATED

SALOMON SMITH BARNEY

A member of citigroup


March 11, 1999


General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202
Attention: Richard Buxton
Re: GMAC Debt Securities


Gentlemen:

We confirm that Salomon Smith Barney Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.

Sincerely,
SALOMON SMITH BARNEY INC.


s/ Martha D. Bailey
------------------------
Name:  Martha D. Bailey
Title: First Vice President














SALOMON SMITH BARNEY INC, Seven World Trade Center, New York, NY 10048 212-783-7000

                                                March 3, 1999


Rick Buxton
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, MI  48202


Dear Rick:

We confirm that Morgan Stanley & Co. Incorporated, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934 as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


                                    Very truly yours,

                                    s/ Michael Fusco
                                    ----------------
                                    Michael Fusco
                                    Vice President

                                 LEHMAN BROTHERS




March 5, 1999


Mr. Rick Buxton
General Motors Acceptance Corporation
767 5th Avenue
24th Floor
New York, NY  10153-0013

Dear Rick:

We confirm that Lehman Brothers Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offer of Debt Securities.


                                          LEHMAN BROTHERS INC.

                                          By:  s/ William A. Cohen
                                          --------------------------------
                                          Name: William A. Cohen
                                          Title: Senior Vice President













                              LEHMAN BROTHERS INC.
                3 WORLD FINANCIAL CENTER NEW YORK, NY 10285-0900

                                                                     J.P. MORGAN


J.P. Morgan Securities Inc.
60 Wall Street
New York NY
10260-0060


March 15, 1999


General Motors Acceptance Corporation
767 Fifth Avenue, 24th Floor
New York, NY  10153


We confirm that J.P. Morgan Securities Inc., an Underwriter for General Motors Acceptance Corporation Debt Securities, has acted, and will act, in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


J.P. MORGAN SECURITIES INC.


By: s/  Maria Sramek
    ------------------
    Name:  Maria Sramek
    Title: Vice President

BEAR STEARNS
                                                       BEAR, STEARNS, & CO. INC.


                                                                 245 PARK AVENUE
                                                        NEW YORK, NEW YORK 10167
                                                                  (212) 272-2000

                                                                ATLANTA * BOSTON
                                                  CHICAGO * DALLAS * LOS ANGELES
                                                        NEW YORK * SAN FRANCISCO

                                                              GENEVA * HONG KONG
                                                          LONDON * PARIS * TOKYO



                                  March 4, 1999


Mr. Rick Buxton
Director of Liability Management
General Motors Acceptance Corporation
3031 West Grand Boulevard
New Center One, Suite 695
Detroit, Michigan  48202


Dear Mr. Buxton:

We confirm that Bear, Stearns & Co. Inc., a dealer in General Motors Acceptance Corporation Medium-Term Note Program (the "Program"), has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable to the offering of Medium-Term Notes under the Program.


                                Very truly yours,


                              s/ Timothy A. O'Neill
                              ---------------------
                               Timothy A. O'Neill
                              Senior Managing Director

Warburg Dillon Read
                                                Warburg Dillon Read LLC
                                                677 Washington Boulevard
                                                Stamford, CT 06912
                                                Telephone 203 719-1000
                                                WWW.WDR.COM



March 4, 1999


Re:  General Motors Acceptance Corporation 415 Shelf Registration

We confirm that Warburg Dillon Read LLC, an Underwriter for General Motors Acceptance Corporation Debt Securities has acted in compliance with Rule 15c2-8 (the "Rule") under the Securities Exchange Act of 1934, as amended, solely to the extent the Rule is applicable in the offering of Debt Securities.


Warburg Dillon Read LLC

s/ Scott Yeager
---------------------
By:  Scott Yeager
     Director










                                                Member SIPC
                                                Member New York Stock Exchange
                                                and other Principal Exchanges

Warburg Dillon Read LLC is a subsidiary of UBS AG. Warburg Dillon Read is the investment Banking division of UBS AG.